Fair Value Measurements	12 Months Ended
Dec. 31, 2025
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS
21.	FAIR VALUE MEASUREMENTS

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair values:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

Financial assets and liabilities of the Company primarily consist of cash and cash equivalents, accounts receivable, net, deposits and other receivables, accounts payables, other payables and long-term payables.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents the Company’s financial assets accounted for at fair value on a recurring basis as of December 31, 2025 (2024: Nil), by level within the fair value hierarchy:

Description	Total carrying value as of December 31, 2025	Level 1	Level 2	Level 3
Assets
Financial assets held for trading	521	521	-	-

Financial Assets and Liabilities Measured at Fair Value on a Non-Recurring Basis

As of December 31, 2025 and, 2024, the fair value of cash and cash equivalents, accounts receivables, net, deposits and other receivables, accounts payables and other payables approximated their carrying values because of the short-term nature of these instruments.

The carrying amounts of long-term payables and operating lease liabilities approximate their fair values as they are subject to interest rates close to the market rate of interests for similar arrangements with financial institutions.

On February 29, 2024, the Company measured the Warrants at fair value (see Note 1).

Non-Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents the Company’s non-financial assets accounted for at fair value on a recurring basis as of December 31, 2025 and 2024, by level within the fair value hierarchy:

Description	Total carrying value as of December 31, 2025	Level 1	Level 2	Level 3
Assets
Digital assets	149,289	149,289	-	-
Digital asset collateral receivable	24,075	24,075	-	-

Liabilities
Obligation to return collateral digital assets	3,349	3,349	-	-

Description	Total carrying value as of December 31, 2024	Level 1	Level 2	Level 3
Assets
Digital assets	129,940	129,940	-	-
Digital asset collateral receivable	60,396	60,396	-	-

Liabilities
Obligation to return collateral digital assets	21,436	21,436	-	-

Effective January 1, 2024, the Company early adopted ASU 2023-08, measuring digital assets at fair value on a recurring basis. There were no transfers among Levels 1, 2 or 3 during the years ended December 31, 2025 and 2024.

Non-Financial Assets and Liabilities measured at fair value on a Non-Recurring basis

For the Company’s non-financial assets, including goodwill, operating lease right-of-use assets, and property and equipment,  fair value measurement is triggered when there are indications of impairment and the carrying amount exceeds the projected undiscounted cash flows of the assets. We record these assets at fair value only when an impairment charge is recognized. In 2025, 2024 and 2023, the Company recognized an impairment charge of $25.40 million, $8.08 million and Nil, respectively.